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                                  HAMBRECHT & QUIST GROUP
                                  1985 STOCK OPTION PLAN

          SECTION 1.
          ESTABLISHMENT AND PURPOSE.

          The Plan was established in 1985 to offer the Employees an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest by purchasing Shares of the Company's Common Stock. Options granted under the Plan may include NSOs as well as ISOs intended to qualify under Section 422A of the Code.

          SECTION 2.
          DEFINITIONS.

          (a) "BOARD" shall mean the Company's Board of Directors, as constituted from time to time.
          (b) "CODE" shall mean the Internal Revenue Code of 1954, as amended.
          (c) "COMMITTEE" shall mean a committee of the Board, as described in Section 3(a) hereof, or, if no such committee has been appointed, the Board.
          (d) "COMPANY" shall mean Hambrecht & Quist Group, a California corporation.
          (e) "EMPLOYEE" shall mean any individual who is an employee (within the meaning of Section 3401(c) of the Code and the regulations thereunder) of the Company or of a Subsidiary.
          (f) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.
          (g) "FAIR MARKET VALUE" shall mean the fair market value of Shares, as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.
          (h) "ISO" shall mean an employee incentive stock option described in Section 422A(b) of the Code.
          (i) "NSO" (Nonstatutory Option) shall mean a Stock Option not described in Sections 422(b), 422A(b), 423(b) or 424(b) of the Code.
          (j) "OPTION" shall mean an ISO or NSO granted under the Plan and entitling the holder to purchase Shares.
          (k)       "OPTIONEE" shall mean an individual who holds an Option.
          (l) "PLAN" shall mean this Hambrecht & Quist Group 1985 Stock Option Plan.
          (m) "SERVICE" shall mean service as an Employee or as a director of the Company or a Subsidiary.



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          (n)       "SHARE" shall mean one share of Stock, as adjusted in
accordance with Section 9 hereof (if applicable).
          (o)       "STOCK" shall mean the Common Stock of the Company.
          (p) "STOCK OPTION AGREEMENT" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his Option.
          (q) "SUBSIDIARY" shall mean any corporation, if the Company and/or one of more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
          (r) "TEST RATE" shall mean the lowest rate of interest which will not result in the imputation of additional interest under the applicable provision of the Code.


          SECTION 3.
          ADMINISTRATION.

          (a) COMMITTEE MEMBERSHIP. The Plan shall be administered by the Committee, which shall consist of not less than three members of the Board. The members of the Committee shall be appointed by the Board for such terms as the Board may determine. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, may be filled by the Board. In the event that no Committee has been appointed, the full Board shall constitute the Committee.
          (b) COMMITTEE PROCEDURES. The Board shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by a majority of all Committee members, shall be valid acts of the Committee.
          (c) COMMITTEE RESPONSIBILITIES. Subject to the provisions of the Plan and any directions of the Board, the Committee shall have full authority and discretion to take the following actions:
               (i)       To interpret the Plan and to apply its provisions;
               (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;
               (iii) To authorize any person to execute, on behalf of the Company, an instrument required to carry out the purposes of the Plan;



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               (iv)      To determine when Options are to be granted under the
                         Plan;
               (v)       To select the Optionees;
               (vi) To determine the number of Shares to be made subject to each Option;
               (vii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a NSO, and to specify the provisions of the Stock Option Agreement relating to such Option;
               (viii) To amend any outstanding Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Optionee who entered into such agreement; and
               (ix) To take any other actions deemed necessary or advisable for the administration of the Plan.

     All decisions, interpretations and other actions of the Committee shall be final and binding on all Optionees and on all persons deriving their rights from an Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan or any Option.

          SECTION 4.
          ELIGIBILITY

          (a) GENERAL RULE. Only Employees (including officers and directors of the Company who are also Employees) shall be eligible for the grant of an ISO; Employees and directors of the Company or a Subsidiary shall be eligible for the grant of a NSO.
          (b) TEN-PERCENT SHAREHOLDERS. An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an Option unless (i) the Exercise Price under such Option is at least 110 percent of the Fair Market Value of a Share on the date of grant and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

          (c) ATTRIBUTION RULES. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.
          (d) OUTSTANDING STOCK. For purposes of Subsection (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee. "Outstanding stock" shall not include reacquired shares or shares authorized for issuance under outstanding options held by the Optionee or by any other person.

          SECTION 5.
          STOCK SUBJECT TO PLAN.
          (a) Basic Limitation. The aggregate number of Shares which may be issued under the Plan shall not exceed 750,000 Shares, subject to adjustment pursuant to Section 9 hereof. The number of Shares which are subject to Options outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.
          (b) ADDITIONAL SHARES. In the event that any outstanding Option for any reason expires or is cancelled or otherwise terminated, the Shares allocable to the unexercised portion of such Option shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are repurchased by the Company pursuant to a right of repurchase, a right of first refusal or a similar right, such Shares shall again be available for the purposes of the Plan.

          SECTION 6.
          TERMS AND CONDITIONS OF OPTIONS.
          (a) STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

          (b) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9 hereof. The Stock Option Agreement shall also specify whether the Option is an ISO or a NSO.
          (c) EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in accordance with Section 7 hereof.
          (d) WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any Federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any Federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.
          (e) EXERCISABLITY AND TERM. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option. The term shall not exceed 10 years from the date of grant, except as otherwise provided in Section 4(b) hereof. Subject to the preceding sentence, the Committee at its sole discretion shall determine when all or any part of an Option is to become exercisable and when such Option is to expire. In the event of acceleration of the exercisability of the Option, the Optionees will be given at least 30 days advance notice to the extent the Company is capable of providing such notice under the circumstances at the time of acceleration. In the event of a merger or consolidation, in which the Company is not the surviving corporation, or the sale of substantially all of the assets of the Company, any or all outstanding Options shall, notwithstanding any contrary terms of the Option Agreement, accelerate and become exerciseable in full prior to the consummation of such merger, consolidation or sale of assets unless the successor corporation assumes the outstanding Options or substitutes substantially equivalent Options.
          (f) NONTRANSFERABILITY. During an Optionee's lifetime, his Option(s) shall be exercisable only by him and shall not be transferable. In the event of an Optionee's death, his Option(s) shall not be transferable other than by will or by the laws of descent and distribution.

          (g) TERMINATION OF SERVICE (EXCEPT BY DEATH). If an Optionee's Service terminates for any reason other than his death, then his Option(s) shall expire on the earliest of the following occasions:
               (i)       The expiration date determined pursuant to Subsection
                         (e) above;
               (ii) The date three months after the termination of his Service (other than a discharge for cause or because the Optionee is permanently or totally disabled within the meaning of Section 22(e)(3) of the Code).
               (iii) The time when he is notified (orally or in writing) that he is being discharged for cause; or
               (iv) The date six months after the termination of his service because the Optionee is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code.
     The Optionee may exercise all or part of his Option(s) at any time before the expiration of such Option(s) under the preceding sentence. The balance of such Option(s) shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of this Service but before the expiration of his Option(s), all or part of such Option(s) may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from him by bequest or inheritance.
          (h) Leave of Absence. For purposes of Subsection (g) above, Service shall be deemed to continue while the Optionee is on military leave, sick leave, or other bona fide leave of absence (as determined by the Committee). The foregoing notwithstanding, in the case of an ISO granted under the Plan, Service shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.
          (i) Death of Optionee. If an Optionee dies while he is in Service, then his Option(s) shall expire on the earlier of the following dates:
               (a) The expiration date determined pursuant to Subsection (e) above; or
               (b)  The date six months after his death.

     All or part of the Optionee's Option(s) may be exercised at any time before the expiration of such Option(s) under the preceding sentence by the executors or administrators of his estate or by any person who has acquired such Option(s) directly from him by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before his death.
          (j) Sequential Exercise. An ISO granted under the Plan (the "New Option") shall not be exercisable with respect to all or any part of the Shares subject thereto while there is outstanding any other ISO, granted to the Optionee (under this Plan or otherwise) prior to the grant of the New Option, to purchase any stock in the Company, in a Subsidiary, or in any predecessor corporation. For purposes of the preceding sentence, an ISO shall be treated as "outstanding" until such ISO is exercised in full or expires by reason of the lapse of time.
          (k) No Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date when such stock certificate is issued, except as provided in Section 9 hereof. Optionees shall, however, be entitled to receive the Company's annual financial statements and shareholder letter during the period their options are outstanding.

          (l) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his rights or obligations under such Option.
          (m) Restrictions on Transfer of Shares. Any Shares issued upon exercise of any Option shall, in addition to federal and state securities laws restrictions, be subject to such special rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general transfer restrictions that may apply to all holders of Shares.

          SECTION 7.
          PAYMENT FOR SHARES.
          (a) General Rule. The entire Exercise Price of Shares issued under the Plan shall be payable in cash at the time when such Shares are purchased, except as follows:

               (i) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee (at its sole discretion) may specify in the Stock Option Agreement that payment may be made in one or both of the forms described in Subsections (b) and (c) below for all or any part of the Exercise Price.

               (ii) In the case of a NSO granted under the Plan, the Committee
                    (at its sole discretion) may accept payment in one or both of the forms described in Subsections (b) and (c) below for all or any part of the Exercise Price.
          (b) Surrender of Stock. To the extent that this Subsection (b) is applicable, payment may be made with Shares which have already been owned by the Optionee for more than 12 months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.
          (c) Promissory Notes. To the extent that this Subsection (c) is applicable, payment may be made with a full-recourse promissory note executed by the Optionee. Such note shall bear interest at a rate not less than the applicable Test Rate. Subject to the preceding sentence, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any), and other provisions of such note. The Committee may require that the Optionee pledge his Shares to the Company for the purpose of securing the payment of such note, and the Committee may require that the certificate(s) representing such Shares be held in escrow in order to perfect the Company's security interest. This Subsection (c) shall in no event be applicable to any individual who is not an Employee or director when the note is to be executed.

          SECTION 8.
          LIMITATION ON ANNUAL ISO AWARDS.
          (a) General Rule. The aggregate Fair Market Value (determined as of the date when an Option is granted) of the stock for which any Optionee may be granted ISOs in any calendar year under this Plan and under all other plans maintained by the Company or its Subsidiaries shall not exceed the sum of
(i) $100,000 plus (ii) any unused limit carryover(s) to such year.
          (b) Carryovers. For purposes of Subsection (a) above, an "unused limit carryover" shall arise only in a calendar year commencing after December 31, 1980, in which the Optionee was an Employee and shall be equal to one half of the excess of (i) $100,000 over (ii) the aggregate Fair Market Value (determined as of the date when an Option is granted) of any stock for which the Optionee is granted ISOs in such year under this Plan or under any other plan maintained by the Company or any Subsidiary. The unused limit carryover arising in any calendar year may be carried over to any of the three consecutive calendar years next following such year, but only to the extent not used in an earlier calendar year. The Fair Market Value of the stock for which ISOs are granted in any calendar year shall be applied first against the basic $100,000 limit for such year and then against any unused limit carryovers which may be carried over to such year in the order of the calendar years in which such carryovers arose.

          SECTION 9.
          ADJUSTMENT OF SHARES.
          In the event that the outstanding Shares are hereafter increased or decreased, or changed into or exchanged for a different number of kind of shares or other securities of the Company or of another corporation, by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split, combination of shares or declaration of stock dividends, the total number and/or kind of Shares for the purchase of which Options may be granted under the Plan, and the number and/or kind of Shares as to which Options (or portions thereof) are outstanding, shall be adjusted proportionately by the Committee. Any adjustment of an outstanding Option shall be made without a change in the total Exercise Price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Exercise Price per Share. Any adjustment under this Section 9 shall be subject to the provisions of the Company's Articles of Incorporation, as amended, and applicable law.

          SECTION 10.
          LEGAL REQUIREMENTS.
          Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.


          SECTION 11.
          NO EMPLOYMENT RIGHTS.

          No provision of the Plan, nor any Option granted under the Plan, shall be construed to give any person any right to remain an Employee, director or shareholder. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time, with or without cause.

          SECTION 12.
          DURATION AND AMENDMENTS
          (a) Term of the Plan. The Plan, as set forth herein, shall become effective on October 1, 1985, subject to the approval of the Company's shareholders. The Plan shall terminate automatically on September 30, 1994, and may be terminated on any earlier date pursuant to Subsection (b) below.
          (b) Right to Amend or Terminate the Plan. The Board may amend, suspend, or terminate the Plan at any time, and for any reason; provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in Section 9 hereof), or which materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Company's shareholders. Shareholder approval shall not be required for any other amendment of the Plan.
          (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued and sold or any Option previously granted under the Plan.

          SECTION 13.
          USE OF PROCEEDS.
          All cash proceeds received by the Company from the sale of Shares under the Plan shall be used for general corporate purposes.

          SECTION 14.
          EXECUTION.
          To record the adoption of the Plan by the Board on September 30, 1985, the Company has caused its authorized officers to execute the same.


                    HAMBRECHT & QUIST GROUP

                                   By:  ______________________________
                                             William R. Hambrecht
                                                  President

                                   By:  ______________________________
                                             Randall L. Manley
                                        Vice President and Secretary

                             HAMBRECHT & QUIST GROUP
                             1985 STOCK OPTION PLAN
                       NONSTATUTORY STOCK OPTION AGREEMENT


     THIS AGREEMENT, entered into as of __________________, ________, between Hambrecht & Quist Group, a California corporation (the "Company"), and ______ _______ (the "Optionee"),

                              W I T N E S S E T H:


     WHEREAS, the Company's Board of Directors has established the Hambrecht & Quist Group 1985 Stock Option Plan in order to provide the employees and directors of the Company and its Subsidiaries with an opportunity to acquire Common Stock of the Company; and

     WHEREAS, the Committee has determined that it would be in the best interests of the Company and its shareholders to grant the nonstatutory stock option described in this Agreement to the Optionee as an inducement to enter into or remain in the service of the Company and as an incentive for extraordinary efforts during such service:

     NOW, THEREFORE, it is agreed as follows:

SECTION 1.     DEFINITIONS.
     (a)  "AGREEMENT" shall mean this Nonstatutory Stock Option Agreement.
     (b) "BOARD" shall mean the Board of Directors of the Company, as constituted from time to time.
     (c)  "CODE" shall mean the Internal Revenue Code of 1954, as amended.
     (d) "COMMITTEE" shall mean the Committee of the Board described in Section 3 of the Plan or, if none has been appointed, the full Board.
     (e) "DATE OF GRANT" shall mean the date on which the Committee resolved to grant this Option, which is the date as of which this Agreement is entered into.
     (f) "EMPLOYEE" shall mean any individual who is an employee (within the meaning of Section 3401(c) of the Code and the regulations thereunder) of the Company or of a Subsidiary.
     (g) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in Section 2(a) hereof.
     (h) "INCENTIVE STOCK OPTION" shall mean an employee incentive stock option as described in Section 422A(b) of the Code.
     (i) "OPTION" shall mean the nonstatutory stock option granted under this Agreement.
     (j) "PARTIAL EXERCISE" shall mean an exercise with respect to less than all of the remaining Shares subject to this Option.

     (k) "PLAN" shall mean the Hambrecht & Quist Group 1985 Stock Option Plan, as in effect on the Date of Grant.
     (l) "PURCHASE PRICE" shall mean the Exercise Price multiplied by the number of Shares with respect to which this Option is being exercised.
     (m) "RESTRICTED SHARES" shall mean a Share which is subject to the Company's right of repurchase under Section 8 hereof.
     (n) "RIGHT OF FIRST REFUSAL" shall mean the Company's right of first refusal described in Section 9 hereof.
     (o)  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.
     (p) "SERVICE" shall mean service as an Employee or as a director of the Company or a Subsidiary.
     (q)  "SHARE" shall mean one share of Stock, as adjusted in accordance with
Section 13 hereof (if applicable).
     (r) "SHAREHOLDERS' AGREEMENT" shall mean the Shareholders' Agreement dated as of January 1, 1983 among all of the Company's shareholders.
     (s)  "STOCK" shall mean the Common Stock of the Company.
     (t) "SUBSIDIARY" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation.
     (u) "TEST RATE" shall mean the lowest rate of interest which will not result in the imputation of additional interest under the applicable provision of the Code.
     (v) "TRANSFEREE" shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

SECTION 2.     GRANT OF OPTION.
(a) OPTION. On the terms and conditions stated below, the Company hereby grants to the Optionee the Option to purchase ______________ (_____) Shares for the sum of __________________ ($ per Share), which is agreed to be 100% of the fair market value thereof on the Date of Grant.
     (b) STOCK OPTION PLAN. This Option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received and read.
     (c) TAX TREATMENT. This Option is a nonstatutory stock option and is not intended to qualify as an Incentive Stock Option.

SECTION 3.     NO TRANSFER OR ASSIGNMENT OF OPTION.
     Except as otherwise provided in this Agreement, this Option and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, this Option and the rights and privileges conferred hereby shall immediately become null and void.

SECTION 4.     RIGHT TO EXERCISE.
     (a) EXERCISABILITY. Subject to Subsection (b) below, this Option shall be exercisable in its entirety each year between October 1 and November 30, and at no other time, unless (i) one of the transactions described in Section 8(d)(i),
(ii) or (iii) occurs, in which case this Option becomes exercisable in its entirety immediately prior to the closing or the occurence of said transaction, or (ii) the Optionee's death or termination of Service occurs, in which case the terms and conditions of Section 7 hereof shall apply. No Partial Exercise of this Option may be made for a number of Shares other than 100 Shares or a multiple thereof (without regard to adjustments).
     (b) SHAREHOLDERS' AGREEMENT. No part of this Option shall be exercisable unless the Optionee or his representative has delivered, or delivers contemporaneously with his notice of exercise, an executed signature page to the Shareholders' Agreement, to which he and his Shares shall become subject.

SECTION 5.     EXERCISE PROCEDURES.
     (a) NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise this Option by giving written notice to the Secretary of the Company pursuant to Section 14(d) hereof. The notice shall specify the election to exercise this Option and the number of Shares for which it is being exercised. The notice may also request a form of payment other than cash under Sections 6
(b) or (c) hereof. The notice, along with a signature page to the Shareholders' Agreement and any other documentation required thereunder, shall be signed by the person or persons exercising this Option. In the event that this Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof satisfactory to the Company of the representative's right to exercise this Option. The Optionee or the Optionee's representative shall deliver to the Secretary of the Company, at the time of giving the notice, payment in a form which conforms to Section 6 hereof for the full amount of the Purchase Price. A copy of the Shareholders' Agreement, as amended, will be delivered to the Optionee promptly after receipt of notice.
     (b) ISSUANCE OF SHARES. After receiving a proper notice of exercise and accompanying documentation, the Company shall cause to be issued a certificate or certificates for the Shares as to which this Option has been exercised, registered in the name of the person exercising this Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The certificate or certificates will be held by the Secretary of the Company pursuant to the terms of the Escrow Agreement signed as part of the Shareholders' Agreement.

SECTION 6.     PAYMENT FOR STOCK.
     (a)  PAYMENT IN CASH.  The entire Purchase Price may be paid in U.S.
Dollars.
     (b) SURRENDER OF STOCK. With the Committee's express consent and at its sole discretion, all or part of the Purchase Price may be paid by the surrender of Shares in good form for transfer. Such Shares must have been owned for more than 12 months by the Optionee or the Optionee's representative and must have a fair market value (as determined by the Committee) on the date of exercise of this Option which, together with any amount paid in a form other than Shares, is equal to the Purchase Price.
     (c) PROMISSORY NOTE. With the Committee's express consent and at its sole discretion, and if the Optionee still qualifies as an Employee or as a director of the Company or a Subsidiary at the time of exercise, then all or part of the Purchase Price may be paid with a full-recourse promissory note executed by the Optionee. The term of such note shall be 60 months, and such note shall be payable in full within 90 days after the Optionee's Service terminates. Such note shall bear interest at a fixed rate equal to the Test Rate and shall be fully amortized with 60 payments of principal and interest. Such note may, at the option of the Committee, be repaid in full or in part by way of payroll deduction, and shall be secured by a pledge of the Shares being acquired.

SECTION 7.     TERM AND EXPIRATION.
     (a)  BASIC TERM.  This Option shall in any event expire on ______ ,_______
 .
     (b) TERMINATION OF SERVICE (EXCEPT BY DEATH). If the Optionee's Service terminates for any reason other than death, then this Option shall expire on the earliest of the following occasions:

               (i)  The expiration date determined pursuant to Subsection
                    (a) above;

               (ii) The date three months after the termination of the Optionee's Service (other than a discharge for cause or because the Optionee is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code);

               (iii) The time when the Optionee is notified (orally or in writing) that he or she is being discharged for cause; or

               (iv) The date six months after the termination of the Optionee's service as an Employee because the Optionee is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code.

The Optionee may exercise all or part of this Option at any time before its expiration under the preceding sentence. The balance of this Option shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of Service but before the expiration of this Option, all or part of this Option may be exercised (prior to expiration) by the executors or adminstrators of the Optionee's estate or by any person who has acquired this Option directly from the Optionee by bequest or inheritance.
     (c) DEATH OF OPTIONEE. If the Optionee dies in Service, then this Option shall expire on the earlier of the following dates:

               (i)  The expiration date determined pursuant to Subsection
                    (a) above; or

               (ii) The date six months after the Optionee's death.

All or part of this Option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired this Option directly from the Optionee by bequest or inheritance.
     (d) LEAVE OF ABSENCE. For purposes of this Section 7, the Employee relationship shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee).

SECTION 8.     THE COMPANY'S RIGHT OF REPURCHASE.
     (a) BASIC REPURCHASE RIGHT. All Shares purchased pursuant to this Agreement shall be subject to the terms and conditions of the Shareholders' Agreement. Except to the extent otherwise provided in Subsection (d), Shares purchased pursuant to this Agreement shall also be subject to a special right (but not an obligation) of repurchase by the Company which is in addition to whatever similar rights are provided under the Shareholders' Agreement. Shares subject to this special right of repurchase are referred to as "Restricted Shares." The per share repurchase price of the Restricted Shares shall be equal to the Exercise Price. The Optionee shall not transfer, assign, encumber, or otherwise dispose of any Restricted Shares.
     (b) CONDITION PRECEDENT TO EXERCISE. The Company's special right of repurchase shall be exercisable only during the 60-day period next following the later of (i) the date when the Optionee's Service terminates for any reason, with or without cause, or (ii) the date when the Optionee purchases the Restricted Shares. The determination of whether or when the Optionee's Service has terminated shall be made by the Committee in its sole and absolute discretion.
     (c) EXERCISE OF REPURCHASE RIGHT. The Company's right of repurchase shall be exercisable only by written notice delivered to the Optionee prior to the expiration of the 60-day period specified in Subsection (b) above. The notice shall indicate the number of Restricted Shares to be repurchased and the date on which the repurchase is to be effected. Such date shall not be more than 30 days after the date of the notice. The certificate(s) representing the Restricted Shares to be repurchased shall, if in the possession or under the control of the Optionee, prior to the close of business on the date specified for the repurchase, be delivered to the Secretary of the Company. Each certificate shall be properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Optionee an amount equal to the Exercise Price multiplied by the number of the Restricted Shares to be repurchased. Payment shall be made, first, by the discharge of any outstanding indebtedness (principal plus accrued but unpaid interest) under any promissory note used by the Optionee to pay for the Restricted Shares under
Section 6 (c) hereof and, second, in cash or cash equivalents. The Company's right of repurchase shall terminate with respect to any Restricted Shares for which it has not been timely exercised pursuant to this Section 8 (c).
     (d) PHASE-OUT OF REPURCHASE RIGHT. On and after each date specified in the following schedule, the Company's special right of repurchase under this Agreement shall terminate and shall not be exercisable with respect to that number of Shares purchased pursuant to this Agreement which does not exceed the percentage set forth opposite such date multiplied by the total number of Shares subject to this Option.

                 Anniversary                              Percentage of Shares
                 of Date of                                 No Longer Subject
                    Grant                                     to Repurchase
                 -----------                              --------------------


                   Date of Grant . . . . . . . . . . . . . . . .   20%
                   First . . . . . . . . . . . . . . . . . . . .   40%
                   Second. . . . . . . . . . . . . . . . . . . .   60%
                   Third . . . . . . . . . . . . . . . . . . . .   80%

                   Fourth. . . . . . . . . . . . . . . . . . . .  100%

The termination and phase-out of the Company's special repurchase right will have no effect on any rights the Company may have (as to repurchase or otherwise) under the Shareholders' Agreement, which will continue in full force and effect.
     The foregoing notwithstanding, the Company's special right of repurchase shall terminate with respect to all Shares subject to this Option immediately prior to the closing or occurance of any of the following transactions or events:

               (i) A merger or other reorganization (within the meaning of Section 181 of the California
                         Corporations Code) in which the Company is not the surviving entity;

               (ii) The transfer of more than 50% of the Company's voting power to one person or to a group of affiliated persons, whether in one transaction or in a series of related transactions;

               (iii) The sale of all or substantially all of the Company's assets;

               (iv)      The Optionee's death; or

               (v) The Optionee is permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code).

     (e) ESTABLISHMENT OF ESCROW. In conformance with the terms of the Shareholders' Agreement and in order to facilitate the exercise of the Company's special right of repurchase, the Optionee shall, concurrently with the exercise of this Option, execute joint escrow instructions prescribed by the Committee. The Optionee shall also deliver to and deposit with the designated escrow agent the certificate(s) for any Restricted Shares, except as provided in any security agreement executed under Section 6(c) hereof. As long as the Company retains any right of repurchase (special or otherwise), the Optionee shall deliver to such escrow agent, promptly upon receipt, any additional securities or other property (including money paid other than as a cash dividend) distributed with respect to any Restricted Shares, except as provided in any such security agreement. Any certificate(s) delivered into escrow shall be accompanied by an assignment of stock powers properly endorsed by the Optionee.
     (f) CANCELLATION OF SHARES. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with the provisions of this Agreement, then after such time, the person from whom such Restricted Shares are to be repurchased shall no longer have any rights as a holder of such Restricted Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.
     (g) ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of any stock dividend, stock split, adjustment in conversion ratio, recapitalization or similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as a cash dividend) which are by reason of such transaction distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Company's special right of repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also, after each such transaction, be made to the price per share to be paid upon the exercise of the special right of repurchase in order to reflect any change in the Company's outstanding securities effected without receipt of consideration therefor; provided, however, that the aggregate purchase price payable for the Restricted Shares shall remain the same.
     (h) LEGEND. All certificates representing Restricted Shares shall be endorsed with the following legend:

     SALE OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY THE PROVISIONS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY SPECIAL REPURCHASE RIGHTS. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

     (i) BINDING EFFECT. The Company's special right of repurchase shall inure to the benefit of its successors and assigns and shall be binding upon any representative, executor, administrator, heir or legatee of the Optionee.

SECTION 9.     THE COMPANY'S RIGHT OF FIRST REFUSAL.
     In the event that the Optionee or a Transferee proposes to sell, pledge or otherwise transfer to any person any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal set forth in Section 4 of the Shareholders' Agreement.

SECTION 10.    LEGALITY OF INITIAL ISSUANCE.
     No Shares shall be issued upon the exercise of this Option unless and until the Company has determined that:

               (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

               (b) Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

               (c) Any other applicable provision of state, federal or foreign law has been satisfied.

SECTION 11.    NO REGISTRATION RIGHTS.
     The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 12.    RESTRICTIONS ON TRANSFER OF SHARES.
     (a) RESTRICTIONS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law.
     (b) INVESTMENT INTENT AT GRANT. The Optionee represents and agrees that the Shares to be acquired upon exercising this Option will be acquired for investment, and not with a view to the sale or distribution thereof.
     (c) INVESTMENT INTENT AT EXERCISE. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are set forth in the Shareholders' Agreement or which are deemed necessary or appropriate by the Company and its counsel.
     (d) LEGEND. All certificates evidencing Shares acquired under this Agreement in an unregistered transaction shall bear the restrictive legends set forth in Section 10 of the Shareholders' Agreement (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law).
     (e) REMOVAL OF LEGENDS. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.
     (f) ADMINISTRATION. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 12 shall be conclusive and binding on the Optionee and all other persons.

SECTION 13.    SHARES AND ADJUSTMENTS.
     (a) ADJUSTMENT. In the event that the outstanding Shares are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split,_combination of shares or declaration of stock dividends, the total number and/or kind of Shares for the purchase of which Options may be granted under the Plan, and the number and/or kind of Shares as to which Options (or portions thereof) are outstanding, shall be adjusted proportionately by the Committee. Notwithstanding the foregoing, the 100-share minimum for partial exercise under Section 4(a) hereof shall not change as a result of any such adjustment unless the outstanding Shares are exchanged for or changed into other securities of the Company or another corporation. Any such adjustment of an outstanding Option shall be made without a change in the total Exercise Price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Exercise Price per Share. Any such adjustment under this Section 13 shall be subject to the provisions of the Company's Articles of Incorporation, as amended, and applicable law.
     (b) ADMINISTRATION. All such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons.

SECTION 14.    MISCELLANEOUS PROVISIONS.

     (a) WITHHOLDING TAXES. In the event that the Company determines that it is required to withhold Federal, state, local or foreign taxes as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this Option.
     (b) RIGHTS AS A SHAREHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a shareholder with respect to any Shares subject to this Option until such Shares have been issued in the name of the Optionee or the Optionee's representative.
     (c) NO EMPLOYMENT RIGHTS. Nothing in this Agreement shall be construed as giving the Optionee the right to be retained as an Employee or director. The Company reserves the right to terminate the Optionee's Service at any time, with or without cause.
     (d) NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail with postage and fees prepaid and addressed to the party entitled to such notice at the address shown below such party's signature on this Agreement, or at such other address as such party may designate by 10 days' advance written notice to the other party to this Agreement.
     (e) ENTIRE AGREEMENT. This Agreement, the Plan and the Shareholders' Agreement constitute the entire contract between the parties hereto with regard to the subject matter hereof.
     (f) CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf of its officer duly authorized to act on behalf of the Committee, and the Optionee has personally executed this Agreement.


                              HAMBRECHT & QUIST GROUP


                              By:  ____________________________________
                                   Its: _______________________________

                                   One Bush Street
                                   San Francisco, California 94104


                              OPTIONEE:


                              __________________________________________

                              Optionee's Address:
                              __________________________________________
                              __________________________________________
                              __________________________________________